UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 6, 2005 (September 30, 2005)
Date of Report (Date of earliest event reported)
QUOVADX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29273	85-0373486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7600 E. Orchard Road, Suite 300S
Greenwood Village, CO 80111
(Address of principal executive offices)
(303) 488-2019
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Quovadx, Inc., a Delaware corporation (the “Registrant” or “Company”), depends on its information technology (IT) assets both to service its external customers and to connect and integrate its widely dispersed human resources. In connection with a company-wide risk assessment and IT strategic plan, the Company has identified key projects and devised a strategic enhancement plan to improve the performance, agility, maintainability, expandability, simplicity, and security of its computing infrastructure. Integral to that strategic plan is a data center consolidation and the Company has entered into a strategic agreement with VeriCenter, Inc., attached as Exhibit 10.1 (the “Data Center Agreement”), to effect that consolidation.
     Under the Datacenter Agreement, the Company will consolidate servers from 10 data centers/office locations into one Tier 1 data center operated by VeriCenter. The consolidation is expected to be completed by Q1 2007, staged to accommodate infrastructure enhancements and allow for orderly transition to minimize service disruptions. The Data Center Agreement has an initial term of three years and will renew automatically unless terminated by either party.
     The consolidation plan includes migration of the Company’s Cash Accelerator solution operational environment to the VeriCenter facility, with expected completion in first quarter 2006. VeriCenter will manage the Cash Accelerator operational environment under a service level agreement with an initial term of three years, which renews automatically unless terminated by one of the parties.
     Under the Datacenter Agreement, the Company will co-locate key servers in the VeriCenter facility, including financial, IT infrastructure, development, testing, build, CRM, Website, and HR servers. The Company will also monitor service level agreements in accordance with the co-location facility availability and value added services. This agreement has an initial term of three years that is maintained through Statements of Work as well as change control documents if necessary to modify an existing Statement of Work. Contract renews automatically unless terminated by one of the parties.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
10.1*	VeriCenter Master Services Agreement dated September 30, 2005, between the Registrant and VeriCenter, Inc.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2005

QUOVADX, INC.
By:	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

Exhibit Index

Exhibit
Number	Description
10.1*	VeriCenter Master Services Agreement dated September 30, 2005, between the Registrant and VeriCenter, Inc.